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                                                                     EXHIBIT 11

                        CONSENT OF INDEPENDENT AUDITORS

We consent to the reference made to our firm under the caption "Independent Auditors" and to the use of our report dated October 10, 1998, as to American General Portfolio Company 2, in Pre-Effective Amendment No. 1 to the Registration Statement (Form N-1A No. 333-58979) of American General Series Portfolio Company 2.


                                   /s/ ERNST & YOUNG LLP
                                   -------------------------
                                   ERNST & YOUNG LLP


Houston, Texas
October 10, 1998